Press Release	Source: Cushing® Asset Management, LP
d/b/a NXG Investment Management

NXG NextGen Infrastructure Income Fund (NYSE: NXG) Announces Terms of Rights Offering and Change to Record Date of August Distribution

Thursday, July 10, 2025

Dallas, TX: The board of trustees (the “Board”) of NXG NextGen Infrastructure Income Fund (NYSE: NXG) (the “Fund”) has approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (the “Common Shareholders”) of beneficial interest, par value $0.001 per share (“Common Shares”), as of the record date, entitling the holders of those Rights to subscribe for Common Shares (the “Offer”). The Board, based on the recommendations and presentations of the Fund’s investment adviser, Cushing® Asset Management, LP, doing business as NXG Investment Management (the “Investment Adviser”), and others, has determined that it is in the best interests of the Fund and the Common Shareholders to conduct the Offer and thereby to increase the assets of the Fund available for investment. In making this determination, the Board considered a number of factors, including potential benefits and costs. In particular, the Board considered the Investment Adviser’s belief that the Offer would enable the Fund to take advantage of existing and future investment opportunities that may be or may become available, consistent with the Fund’s investment objective to seek high total return with an emphasis on current income. The Offer also seeks to provide an opportunity to existing Common Shareholders to purchase Common Shares at a discount to market price (subject to a sales load).

The record date for the Offer is currently expected to be July 21, 2025 (the “Record Date”). The Fund will distribute to Common Shareholders on the Record Date (“Record Date Common Shareholders”) one Right for each Common Share held on the Record Date. Common Shareholders will be entitled to purchase one new Common Share for every three Rights held (1 for 3); however, any Record Date Common Shareholder who owns fewer than three Common Shares as of the Record Date will be entitled to subscribe for one Common Share. Fractional Common Shares will not be issued.

The proposed subscription period will commence on the Record Date and is currently anticipated to expire on August 13, 2025, unless extended by the Fund (the “Expiration Date”). Rights may be exercised at any time during the subscription period. The Rights are transferable and are expected to be admitted for trading on the New York Stock Exchange LLC (the “NYSE”) under the symbol “NXG RT” during the course of the Offer.

The subscription price per Common Share (the “Subscription Price”) will be determined on the Expiration Date, and will be equal to 95% of the average of the last reported sales price of a Common Share of the Fund on the NYSE on the Expiration Date and each of the four (4) immediately preceding trading days (the “Formula Price”). If, however, the Formula Price is less than 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date, the Subscription Price will be 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on that day. The estimated Subscription Price has not yet been determined by the Fund.

Record Date Common Shareholders who exercise all of their primary subscription Rights will be eligible for an over-subscription privilege entitling Record Date Common Shareholders to subscribe, subject to certain limitations and allotment, for any additional Common Shares not purchased pursuant to the primary subscription.

The Offer will be made only by means of a prospectus supplement and accompanying prospectus. The Fund expects to mail subscription certificates evidencing the Rights and a copy of the prospectus supplement and accompanying prospectus for the Offer to Record Date Common Shareholders within the United States shortly following the Record Date. To exercise their Rights, Common Shareholders who hold their Common Shares through a broker, custodian or trust company should contact such entity to forward their instructions to either exercise or sell their Rights on their behalf. Common Shareholders who do not hold Common Shares through a broker, custodian, or trust company should forward their instructions to either exercise or sell their Rights by completing the subscription certificate and delivering it to the subscription agent for the Offer, together with their payment, at one of the locations indicated on the subscription certificate or in the prospectus supplement.

The Fund will pay expenses associated with the Offer which will be borne indirectly by the Fund’s Common Shareholders.

The Fund reserves the right to modify, postpone or cancel the Offer.

August Distribution Record Date Change. The Fund has previously declared a monthly distribution of $0.54 per common share payable on August 29, 2025, to Common Shareholders of record as of August 15, 2025. The Board has changed the record date for such August distribution to August 4, 2024. Accordingly, the monthly distributions of $0.54 per common share for each of August 2025 will be payable to common shareholders pursuant to the table below:

Record Date	Ex-Dividend Date	Pay Date	Distribution Amount	Return of Capital Estimate
August 4, 2025	August 4, 2025	August 29, 2025	$0.54	100%[1]

1	The return of capital estimate is based on the Fund’s current anticipated earnings and profits for the fiscal year and does not include a projection of gains and losses on the sale of securities which may occur during the remainder of the year. It is currently anticipated, but not certain, that approximately 100% of the Fund’s distributions will be treated as a return of capital. The final determination of such amounts will be made and reported to shareholders in early 2026, after the end of the calendar year when the Fund determines its earnings and profits for the year. The final tax status of each distribution may differ substantially from this preliminary information.

The distribution shall be paid on the payment date unless the payment of such distribution is deferred by the Fund’s Board of Trustees upon a determination that such deferral is required in order to comply with applicable law or to ensure that the Fund remains solvent and able to pay its debts as they become due and continue as a going concern.

The August distribution will not be payable with respect to Common Shares that are issued pursuant to the Offer after August 4, 2025.

***

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus supplement and accompanying prospectus, once the registration statement has become effective. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus, when available, will contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. For further information regarding the Offer, or to obtain a prospectus supplement and the accompanying prospectus, when available, please contact the Fund’s information agent:

EQ Fund Solutions, LLC

55 Challenger Road, Suite 201

Ridgefield Park, NJ 07660

(800) 290-6429

About NXG Investment Management

The Investment Adviser is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing serves as investment adviser to affiliated funds and managed accounts. Cushing Asset Management, LP is doing business as NXG Investment Management, providing Next Generation investment strategies to investors seeking long-term growth in companies focused on a clean and sustainable future as well as traditional and transformational infrastructure companies.

About NXG NextGen Infrastructure Income Fund

The Fund is a closed-end management investment company with an investment objective of seeking a high total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in a portfolio of equity and debt securities of infrastructure companies, including: (i) energy infrastructure companies, (ii) industrial infrastructure companies, (iii) sustainable infrastructure companies, and (iv) technology and communication infrastructure companies. The Fund will invest no more than 25% of its Managed Assets in securities of energy master limited partnerships (“MLPs”) that qualify as publicly traded partnerships under the Internal Revenue Code. The Fund’s shares are traded on the New York Stock Exchange under the symbol "NXG."

There can be no assurance that the Fund will achieve its investment objectives. Investments in the Fund involve operating expenses and fees. The net asset value of the Fund will fluctuate with the value of the underlying securities. It is important to note that closed-end funds trade on their market value, not net asset value, and closed-end funds often trade at a discount to their net asset value. Future distributions will be made by the Fund if and when declared by the Fund’s Board of Trustees, based on a consideration of number of factors, including the Fund’s continued compliance with terms and financial covenants of its leverage financing facility, the Fund’s net investment income, financial performance, and available cash.

There can be no assurance that the amount or timing of distributions in the future will be equal or similar to that described herein or that the Board of Trustees will not decide to suspend or discontinue the payment of distributions in the future.

The Fund utilizes leverage as part of its investment strategy. There can be no assurance that the Fund will achieve its investment objectives.

IMPORTANT INFORMATION

This press release contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although the Fund and the Investment Adviser believe that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Fund’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required by law, the Fund and the Investment Adviser do not assume a duty to update these forward-looking statements.

For information about the Fund, please contact your financial advisor.

Contact:

Blake Nelson

Cushing® Asset Management, LP

214-692-6334

www.nxgim.com

NOT FDIC INSURED	NO BANK GUARANTEE	MAY LOSE VALUE